U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 20, 2005

CASCADE NATURAL GAS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	1-7196	91-0599090
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

222 Fairview Avenue North, Seattle, Washington 98109

(Address of principal executive offices)

(206) 624-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

The Annual Report on Form 10-K of MBIA Inc. (“MBIA”) for the year ended December 31, 2003 (the “Annual Report”) and MBIA’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 are incorporated by reference into the Company’s Registration Statement No. 333-69516 (the “Registration Statement”) pursuant to the Prospectus Supplement dated January 20, 2005 relating to the offering for sale under the Registration Statement of Cascade Natural Gas Corporation Insured Quarterly Notes, 5.25% Series, due February 1, 2035 (the “Prospectus Supplement”).

Attached hereto as Exhibit 23.1 is the consent of Pricewaterhouse Coopers LLP to its being referred to as “Experts” in the Prospectus Supplement and to the incorporation by reference in the Registration Statement of certain of its audit reports, each dated February 13, 2004, relating to (i) MBIA’s consolidated financial statements and the financial statement schedules included in the Annual Report, and (ii) the consolidated financial statements of MBIA Insurance Corporation as of December 31, 2003 and December 31, 2002, and the financial statements of MBIA Insurance Corporation for each of the three years in the period ended December 31, 2001, December 31, 2002, and December 31, 2003.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit No.

Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE NATURAL GAS CORPORATION

Dated: January 24, 2005	By:	/s/ Larry C. Rosok
Larry C. Rosok
Corporate Secretary

EXHIBIT INDEX

Exhibit No.

Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, dated January 18, 2005